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                                                                     EXHIBIT 4.1

COMMON STOCK          [LOGO OF CALIFORNIA PIZZA KITCHEN]            COMMON STOCK


                        California Pizza Kitchen, Inc.
INCORPORATED UNDER THE                                       SEE REVERSE FOR
 LAWS OF THE STATE OF                                      CERTAIN DEFINITIONS
     CALIFORNIA                                             CUSIP 13054D 10 9



This certifies that



is the owner of

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER
                                   SHARE, OF

----------------------- California Pizza Kitchen, Inc. -------------------------
(hereinafter, the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation and by laws of the Corporation and all amendments thereto, copies of which are on file with the Transfer Agent to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Countersigned and Registered:
          AMERICAN STOCK TRANSFER & TRUST COMPANY
                     (New York, New York)       Transfer Agent
                                                 and Registrar

By

                                                Authorized Signature


Dated:


         /s/ H. G. Carrington, Jr.     [SEAL]         /s/ Frederick R. Hipp
            EXECUTIVE VICE PRESIDENT,              CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER AND SECRETARY                         PRESIDENT
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                        CALIFORNIA PIZZA KITCHEN, INC.

THE CORPORATION WILL FURNISH TO EACH SHAREHOLDER, UPON REQUEST AND WITHOUT CHARGE, A COPY OF A STATEMENT OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON EACH CLASS OR SERIES OF SHARES AUTHORIZED TO BE ISSUED AND UPON THE HOLDERS THEREOF. ANY SUCH REQUEST SHALL BE ADDRESSED TO THE SECRETARY OF THE CORPORATION AT 6053 W. CENTURY BOULEVARD, SUITE 1100, LOS ANGELES, CALIFORNIA 90045-6442.

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                TEN COM-     as tenants in common               UNIF GIFT MIN ACT-______________Custodian_____________

                TEN ENT-     as tenants by the entireties                            (Cust)                (Minor)

                JT TEN-      as joint tenants with                           under Uniform Gifts to Minors
                             right of survivorship and                       Act______________________________________
                             not as tenants in common                                          (State)

                              Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, __________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
--------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________________

                                        X
                                        --------------------------------------
                                        X
                                        --------------------------------------
                                        NOTICE THE SIGNATURE(S) TO THIS
                                        ASSIGNMENT MUST CORRESPOND WITH THE
                                        NAME(S) AS WRITTEN UPON THE FACE OF THE
                                        CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                        ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                        WHATEVER.

SIGNATURE(S) GUARANTEED



By:

---------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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